UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

Commission File Number 1-9929

Insteel Industries, Inc.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation or organization)	56-0674867 (I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina (Address of principal executive offices)	27030 (Zip Code)

Registrant’s telephone number, including area code: (336) 786-2141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Insteel Industries, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”) on February 17, 2015.  At the Annual Meeting, the shareholders of the Company approved the 2015 Equity Incentive Plan of Insteel Industries, Inc. (the “2015 Plan”). The 2015 Plan, the term of which expires on February 17, 2025, replaces the 2005 Equity Incentive Plan of Insteel Industries, Inc., which expired on February 15, 2015. The 2015 Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, and performance awards. These awards may be granted to key employees and non-employee directors of the Company, a 50% or more owned subsidiary of the Company, or any parent company that owns 50% or more of the Company. Awards under the 2015 Plan may be granted in the discretion of the Executive Compensation Committee of the Board of Directors (subject to limited delegation as described in the 2015 Plan).

The 2015 Plan authorizes the issuance of no more than 900,000 total shares of Company common stock, of which only 350,000 shares can be used for “full-value” awards: restricted stock, restricted stock units, and performance awards. Shares which are subject to awards that are terminated unexercised, surrendered or otherwise forfeited may again be available for issuance, but shares that are (i) surrendered by a participant to pay the option exercise price or (ii) surrendered or withheld to satisfy tax requirements will not be available for re-issuance under the 2015 Plan. In any 12-month period, no individual participant may be granted (i) stock options for more than 100,000 shares of common stock, (ii) restricted stock, restricted stock units, or performance awards denominated in shares of common stock for more than 50,000 shares of common stock in the aggregate, or (iii) performance awards denominated in cash valued at a maximum at more than $750,000. The number of shares reserved for issuance under the 2015 Plan, the participant award limitations, and the terms of awards may be adjusted in the event of a merger, consolidation, reorganization, stock dividend, stock split, or similar change in the capital structure of the Company. The 2015 Plan explicitly sets forth the requirement that awards to employees may not fully vest (i) in less than three years for service-related vesting or (ii) in less than one year for performance-related vesting (except for acceleration of vesting in the case of retirement, disability, death, or qualifying termination following a change in control).

The foregoing summary description of the 2015 Plan is qualified in its entirety by reference to the copy of the 2015 Plan that is included in this Current Report on Form 8-K as Exhibit 10.1. For additional information regarding the 2015 Plan, please refer to Item Number Two – “Approval of the 2015 Equity Incentive Plan of Insteel Industries, Inc.” on pages 18-26 of the Company's definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2015, which is incorporated herein by reference as Exhibit 10.2.

Item 5.07. Submission of Matters to a Vote of Security Holders

Set forth below is a brief description of each item submitted to a vote of the shareholders at the Annual Meeting and the final voting results for each item. A more complete description of each item is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on January 6, 2015 and is incorporated herein by reference as Exhibit 10.2.

Item Number One – Election of Directors

Each of the three nominees named in the proxy statement for the Annual Meeting were elected by the shareholders to the Board for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Duncan S. Gage	16,325,627	78,474	992,163
Charles B. Newsome	15,223,472	1,180,629	992,163
H. O. Woltz III	15,627,722	776,379	992,163

Item Number Two – Approval of the 2015 Equity Incentive Plan of Insteel Industries, Inc.

The 2015 Equity Incentive Plan of Insteel Industries, Inc. was approved by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,071,295	1,327,117	5,687	992,165

Item Number Three – Advisory Vote on the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,069,886	268,799	65,414	992,165

Item Number Four – Ratification of the Appointment of Grant Thornton LLP

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2015 was ratified by the shareholders based on the following vote:

Votes For	Votes Against	Abstentions
16,578,384	814,046	3,834

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit No.	Description

10.1

2015 Equity Incentive Plan of Insteel Industries, Inc. (incorporated by reference to Exhibit 99 filed with the Company’s Registration Statement on Form S-8, filed with the SEC on February 17, 2015 (File No. 333-202128).

10.2	Definitive Proxy Statement of the Company, filed on Schedule 14A with the SEC on January 6, 2015 and incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC.

Registrant

Date: February 18, 2015	By:	/s/ James F. Petelle
James F. Petelle
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

2015 Equity Incentive Plan of Insteel Industries, Inc. (incorporated by reference to Exhibit 99 filed with the Company’s Registration Statement on Form S-8, filed with the SEC on February 17, 2015 (File No. 333-202128).

10.2	Definitive Proxy Statement of the Company, filed on Schedule 14A with the SEC on January 6, 2015 and incorporated herein by reference